Exhibit 99.01
DIGITALPOST INTERACTIVE, INC.
SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of September __, 2008 by and between (i) DigitalPost Interactive, Inc., a Nevada corporation (the “Company”), and (ii) Agile Opportunity Fund, LLC, a Delaware limited liability company (“Agile” or the “Investor”).

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Purchase and Sale of Securities.

1.1           Sale and Issuance of Note; Closing.

(a)           Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth or referred to herein, the Company hereby agrees to sell and issue to the Investor, and the Investor hereby agrees to purchase from the Company, (i) at the Closing (as hereinafter defined), an Original Issue Discount Term Secured Convertible Promissory Notes in the face amount of $180,000 for an aggregate purchase price of $150,000 (the “Note Purchase Price”), such Secured Convertible Promissory Note to be in the form attached hereto as Exhibit A (the "Note") with a maturity date of September __, 2009 (the “Maturity Date”).  The Note, including accrued but unpaid interest thereon, will be convertible into shares of Common Stock of the Company (“Common Stock”), at a conversion price of $0.123 per share, subject to adjustment as provided therein, (the “Common Stock Conversion Shares”).

(b)           In connection with the purchase and sale of the Note hereunder and in addition thereto, the Company agrees to issue to the Investor (i) warrants to purchase an aggregate of 750,000 shares of Common Stock at the exercise price of $0.123 per share of Common Stock and in the form attached as Exhibit B-1 hereto (the “Series C Warrants”) and (ii) warrants to purchase an aggregate of 750,000 shares of Common Stock at an exercise price of $0.15 per share and in the form attached as Exhibit B-2 hereto (the “Series D Warrants”), with the exercise prices subject to adjustment as provided therein (the Series C Warrants and Series D Warrants being collectively referred to as the “Warrants”).  The Note and the Warrants are collectively referred to herein as the “Securities”.

1.2           Closing.  The closing of the purchase, sale and issuance of the Note shall take place at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP (“WBEMS”), 170 Old Country Road, Fourth Floor, Mineola, New York 11501, simultaneous with the execution hereof (the "Closing").  At the Closing (i) the Company will deliver to the Investor the duly executed Note and the duly executed Warrants to be delivered thereat pursuant to Section 1.1(b) hereof against delivery by the Investor to the Company of the Note Purchase Price by wire transfer of the amount thereof to the Company’s account or by such other method agreed to between the Investor and the Company and (ii) the Company shall execute the Amendment to Security Agreement amending the existing Security Agreement between the Company and the

Investor extending the first priority security interest in the “Collateral” referred to therein previously granted to the Investor to secure the repayment of the Note hereunder in the form of Exhibit C attached hereto (the “Security Agreement Amendment”).  Further, at or prior to the Closing, certain executive officers of the Company shall simultaneously close on an aggregate investment in the Company of $150,000, the closing of such investment being a condition precedent to the obligation of the Investor to consummate the transactions hereunder at the Closing.

1.3           Fees and Expenses.  At the Closing, the Company shall pay an aggregate of $11,000 in fees due to third party agents and expenses incurred by the Investor and/or Agile Investments, LLC in connection with the transactions hereunder, including (i) the legal fees and expenses of WBEMS incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby in the amount of $5,000 and (ii) $6,000 payable to Agile Investments, LLC for due diligence costs, structuring and monitoring fees.

1.4           Defined Terms Used in this Agreement.  In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below.

“Approvals” means, collectively, all actions, approvals, consents, waivers, exemptions, Orders, authorizations, registrations, declarations, filings and recordings.

“Business or Condition” of the Company means the business, operations, assets, properties, earnings, prospects or condition (financial or other) of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Body” means any federal, state, municipal, local or other governmental department, commission, board, bureau, agency, instrumentality, political subdivision or taxing authority, of any country.

“Intellectual Property” any patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how of a Person.

“Material Adverse Change; Material Adverse Effect; Materially Adverse” in, on or with respect to, the Company, shall mean a material adverse change in the Company’s Business or Condition, a material adverse effect on the Company’s Business or Condition or an event which is materially adverse to the Company's Business or Condition.

“Order” means any order, writ, injunction, decree, judgment, award, determination, direction or demand by a Governmental Body, arbitrator or court.

 “Person” means any individual, corporation, association, partnership, joint venture, limited liability company, trust or estate, organization, business, government or agency or political subdivision thereof, or any other entity.

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“Public Offering” means any offering by the Company of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

“Sale of the Company” means either (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company or (ii) a transaction or series of transactions (including, without limitation, by way of merger, consolidation, or sale of equity) the result of which is that the holders of the Company’s outstanding voting securities immediately prior to such transactions are after giving effect to such transactions no longer, in the aggregate, the “beneficial owners” (as such term is defined in Rule 13d-3 and Rule 13D-5 promulgated under the Securities Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting securities of the Company.

“Securities Act” means the Securities Act of 1933, as amended.

1.5           Beneficial Ownership Limitations.  Notwithstanding anything to the contrary contained herein, at no time shall the Investor together with any “affiliates” of the Investor (as defined in the Exchange Act) “beneficially own” (as defined in the Exchange Act) in excess of Four and 99/00 percent (4.99%) of the outstanding shares of Common Stock of the Company.  Accordingly, the Investor shall not convert any portion of the Note or exercise any of the Warrants if, as a result of such conversion or exercise, the Investor (together with the Investor’s affiliates) would beneficially own in excess of Four and 99/00 percent (4.99%) of the outstanding shares of Common Stock, inclusive of shares of Common Stock beneficially owned by the Investor and acquired other than through the conversion of the Note or exercise of the Warrants, without the prior written consent of the Company.

     2.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor that:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted or proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

                          2.2           Capitalization.  As of immediately prior to the Initial Closing, the authorized capital stock of the Company consists of 480,000,000 shares of Common Stock, of which 59,014,607 are issued and outstanding.  All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable.  Schedule 2.2 describes all securities exercisable or convertible into Common Stock and also identifies the stockholders of record and beneficially and the holders and amounts of all other outstanding securities of the Company, including, without limitation, any securities convertible or exchangeable into shares of Common Stock, in any such case in excess of five (5%) percent of the “fully-diluted” outstanding shares of Common Stock.

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2.3           Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the Security Agreement Amendment and the authorization, issuance and delivery of the Securities has been taken and this Agreement and the Security Agreement Amendment, when executed and delivered by the Company and assuming due execution and delivery by the Investors, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                        2.4           Valid Issuance of Securities.  The Securities when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

2.5           Consents and Approvals.  No Approval by, from or with and no other action in respect of, any Governmental Body or any other Person (including any trustee or holder of any indebtedness, securities or other obligations of the Company) is required (a) for or in connection with the valid execution and/or delivery by the Company of or the performance by the Company of its obligations under this Agreement or the Security Agreement Amendment or the consummation by the Company of the transactions contemplated hereby, including the offer, issuance, sale and delivery by the Company of the Securities, or (b) as a condition to the legality, validity or enforceability as against the Company of this Agreement or the Security Agreement Amendment.

2.6           Intellectual Property.  The Company represents and warrants that it has full right, title and interest in and to, or otherwise has the right to license its Intellectual Property.  Schedule 2.6 identifies the Company’s material Intellectual Property. To the best of the Company's knowledge, no claim is pending nor has the Company received notice to the effect that its Intellectual Property infringes or will infringe upon or conflict with the asserted rights of any other Person, and to the best of the Company’s knowledge, there is no basis for any such claim (whether or not pending or threatened).  Except as set forth on Schedule 2.6, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to its Intellectual Property.  The Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of or licensor or other claimant to its Intellectual Property.  No claim is pending or, to the Company's knowledge, threatened to the effect that the Intellectual Property is invalid or unenforceable by the Company, and there is no basis for any such claim (whether or not pending or, to the Company's knowledge, threatened).

2.7           Subsidiaries.  The Company does not own or control, directly or indirectly, any interest in any other company or subsidiary and is not a participant in any joint venture, partnership or similar arrangement.

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2.8           Financial Statements.  The Company has made available to the Investors its audited financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, , 2007 and its unaudited financial statements as of March 31, 2008 and June 30, 2008 (collectively, the “Financial Statements”).  The Financial Statements (i) have been prepared in accordance with generally accepted accounting principles, (ii) are true, complete and correct and (iii) fairly present in all material respects the financial condition and operating results of the Company as of the dates and for the periods indicated therein, except that the unaudited statements are subject to normal year-end audit adjustments.

2.9           Disclosure.  No representation or warranty of the Company contained in this Agreement, any certificate or document furnished or to be furnished to the Investors at the Initial Closing or the Financial Statements contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statement contained herein or therein not misleading in light of the circumstances under which they were made.

3.           Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company that:

3.1           Authorization.  The Investor has full power and authority to enter into this Agreement.  This Agreement, when executed and delivered by the Investor, assuming due execution and delivery by the other parties hereto, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

3.2           Restricted Securities.  The Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

3.3           Indemnification.  The Investor agrees to indemnify and hold harmless the Company and each of its directors, officers, agents, and affiliates from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Investor contained in this Agreement.

                      3.4           Purchase for Own Account. The Securities will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Investor has no present intention of selling, granting any participation in or otherwise distributing the same. The investor has not been formed for the specific purpose of acquiring the Securities.

                      3.5           Investment Experience. The Investor understands that the acquisition of the Securities involves substantial risk. The Investor has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its

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investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment and protecting its own interests in connection with this investment.

                      3.6           Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Regulation D and has suitably answered the Investor Questionnaire attached as Schedule 1 hereto.

  4.                     Miscellaneous.

        4.1           Put Right for Series D Warrants.  Commencing on September 30, 2009 and ending on March 31, 2010, the Investor shall have the right, at its sole option and demand, immediately upon notice to the Company, to sell all or any portion of the Series D Warrants, and/or the shares underlying thereunder to the extent the Series D Warrants have been previously exercised, back to the Company for a total consideration equal to thirty percent (30%) of the Note Purchase Price if all such Warrants or underlying shares were “put” to the Company (with pro-ration as applicable).

        4.2           Registration Rights.  Each time the Company proposes to register any of its securities under the Securities Act of 1933, as amended, whether for its own account or for the account of holders of its securities or both (except with respect to registration statements on Forms S-4, S-8 or any successor or similar form or “Rule 145” transactions), it shall include all Common Stock Conversion Shares as well as all of the shares of Common Stock underlying the Warrants (collectively, "Conversion Stock") in the registration initiated by the Company.  If any particular registration to be effected pursuant to this Section 4.2 shall be, in whole or in part, an underwritten public offering of Common Stock for the account of the Company, the number of shares of Conversion Stock to be included in such an underwriting on behalf of the Investor may be reduced if, and to the extent that, the managing underwriter shall be of the opinion (a written copy of which shall be delivered to the Investor) that the inclusion of all of the shares requested to be included in such underwriting by the Investor would materially and adversely affect the marketing of the Common Stock to be sold by the Company under such registration statement.  The Company shall comply with all legal requirements to maintain “evergreen” any registration statement that includes any Conversion Stock for so long as any portion of the Note or any Warrants are outstanding or any Conversion Stock is outstanding that has not yet been sold thereunder.

                      4.4           Successors and Assigns.  This Agreement may not be assigned by the Company without the prior written consent of Agile, which consent shall not be unreasonably withheld.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.5           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to

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principles of conflicts of law.  Each of the parties hereto submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in federal or state courts located within Nassau or Suffolk Counties in the State of New York.

                      4.6           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                      4.7           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                      4.8           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to any Investor, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan C. Ederer, Esq.

                      4.9           Confidentiality.  This Agreement is confidential, and none of its provisions or terms shall be disclosed to anyone who is not an Investor or an officer or director of the Company or their agents, advisers or legal counsel, unless required by law.

4.10           Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.  This Agreement may be modified or amended only with the written consent of all of the parties hereto.

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IN WITNESS WHEREOF, the parties have duly executed this Securities Purchase Agreement as of the date first written above.

DIGITALPOST INTERACTIVE, INC.

By:
Name: Mike Sawtell
Title: CEO/President

Address:
3240 El Camino Real, Suite #230
           Irvine, CA  92620

AGILE OPPORTUNITY FUND, LLC
By: AGILE INVESTMENTS, LLC, Managing Member

By:___________________________________________
     Name: David I. Propis
 Title:  Managing Member

Address:
1175 Walt Whitman Road, Suite 100A
Melville, NY 11747

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SCHEDULE 1

INVESTOR SUITABILITY QUESTIONNAIRE

By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable laws.

1.	The undersigned acknowledges and represents as follows:

(a)
That the undersigned alone or with the assistance of the undersigned's own professional advisor who is unaffiliated with and who is not compensated by the Company or any of their affiliates has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company, has the capacity to protect the undersigned's own interests in connection with a loan to the Company and has the net worth to undertake such risks such that the undersigned could be reasonably assumed to have the capacity to protect his own interests in connection with such investment;

(b)
The undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and to obtain any additional information, to the extent reasonably available.  The Company has requested that the undersigned seek advice from its own legal counsel, accountant or investment advisor on the risks associated with the investment;

(c)
That the undersigned realizes that the transferability of any Securities is restricted and that a legend may be placed on any certificate representing the Securities substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

2.
The undersigned acknowledges that the issuance of any securities in connection with this investment are subject to the Federal securities laws of the United States, and that, pursuant to the U.S. Federal securities laws and state securities laws, the Securities may be acquired only by persons who come within the definition of an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and no more than thirty-five (35) non-Accredited Investors.  Furthermore, if the undersigned is an accredited investor, the undersigned has acknowledged that it qualifies as an “Accredited Investor” by checking the appropriate category below:

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FOR INDIVIDUALS

Category I: ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds U.S. $1,000,000.

Explanation.  In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short-term investments, stocks and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II: ___
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of U.S.$200,000 in 2006 and 2007, or joint income with the undersigned's spouse in excess of $300,000 in 2006 and 2007, and has a reasonable expectation of reaching the same income level in 2008.

Category III: ___	The undersigned otherwise meets the definition of "Accredited Investors" as defined in Section 230.501(a) of the Act.
FOR ENTITIES

___	An entity in which all of the equity owners are Accredited Investors

___
A corporation, partnership, business trust, limited liability company or Section 501 (c)(3) organization with total assets in excess of $5 million that was not formed for the specific purpose of investing herein.

___
A trust with total assets in excess of $5 million, which is not formed for the specific purpose of investing herein, whose purpose is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of this prospective investment.

___
A broker-dealer registered pursuant to section 15 of the Securities Exchange Act of 1934. A bank or savings and loan association as defined in Section 3(a) of the Securities Act of 1933, whether acting in its individual or fiduciary capacity.

___	An insurance company as defined in section 2(13) of the Securities Act of 1933.

___
An investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act not formed for the specific purpose of investing herein.

___
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5 million.

___
An employee benefit plan within the meaning of ERISA, provided, that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment advisor, or that the employee benefit plan has total assets in excess of $5 million; or, if the plan is

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self-directed, with investment decisions made solely by persons that are Accredited Investors.

4.	The undersigned, if other than an individual, makes the following additional representations:

(a)	The undersigned was not organized for the specific purpose of acquiring the investment; and

(b)
This Agreement have been duly authorized by all necessary action on the part of the undersigned, have been duly executed by an authorized representative of the undersigned, and are legal, valid and binding obligations of the undersigned enforceable in accordance with their respective terms.

Executed this ____ day of September __________, 2008.

The undersigned hereby represents he has read this entire Agreement.

____________________________
Signature

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SCHEDULE 2.2

CAPITALIZATION

SCHEDULE 2.6

INTELLECTUAL PROPERTY

[Redacted]

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EXHIBIT A

NEITHER THIS NOTE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS NOTE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE OR SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE UNDER SUCH ACT UNLESS SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

THE ISSUE PRICE OF THIS NOTE IS $150,000.00 (THE "ISSUE PRICE").  THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS $30,000.00 (THE “OID AMOUNT”).  THE ISSUE DATE OF THIS NOTE IS SEPTEMBER __, 2008.

DIGITALPOST INTERACTIVE, INC.

Original Issue Discount Term Secured Convertible  Promissory Note

$180,000.00                                                                                                                            September __, 2008

FOR VALUE RECEIVED, the undersigned DigitalPost Interactive, Inc., a Nevada corporation (referred to herein as "Borrower" or the "Company"), promises to pay to the order of Agile Opportunity Fund LLC, its successors or assigns (the "Lender"), the principal sum of One Hundred Eighty Thousand and 00/100 Dollars ($180,000.00) (the "Face Amount") on September __, 2009 (the "Maturity Date"), together with interest on the $150,000 Issue Price of this Note at a rate equal to fifteen percent (15%) per annum calculated on the basis of a 360 day year (the "Interest Rate").  Interest payments shall be due and payable on the last day of each month prior to the Maturity Date and on the Maturity Date.  Notwithstanding any other provision hereof, interest paid or becoming due hereunder and any other payments hereunder which may constitute interest shall in no event exceed the maximum rate permitted by applicable law.

           Interest due hereunder is payable in lawful money of the United States of America to the Lender at the address set forth in that certain Securities Purchase Agreement between the Borrower and the Lender of even date herewith, as amended from time to time (the "Securities Purchase Agreement") and pursuant to which this Note is issued.  The terms and conditions of the Securities Purchase Agreement and all other loan documents executed in connection therewith ("Loan Documents") are incorporated by reference herein and made a part hereof.  All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Securities Purchase Agreement.

           Section 1.  Conversion.

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(a)           At any time from the original issue date hereof through the date that this Note is paid in full, Lender shall have the right, in its sole discretion, to convert the then outstanding Face Amount of this Note less the then as yet unamortized portion of the OID Amount (the “Convertible Principal Balance”) plus accrued but unpaid interest under this Note, in whole or in part, into shares (each, a “Conversion Share”) of Common Stock at a conversion price equal to $0.123 per Conversion Share, subject to adjustment as provided in Section 2 herein (the “Conversion Price”).

(b)           Lender may convert this Note at the Conversion Price by the surrender of this Note (properly endorsed) to the Company at the principal office of the Borrower, together with the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”) duly completed, dated and executed, specifying therein the principal amount of this Note and/or outstanding interest to be converted.  The “Conversion Date” shall be the date that such Notice of Conversion and this Note is duly provided to Borrower hereunder (or, at Lender's option, the next interest payment date with respect to Lender's conversion of any scheduled interest payment).  In the event that the Lender shall specify a name or names other than that of the Lender to receive any of the Conversion Shares issuable upon such exercise of the conversion option, the Notice of Conversion also shall be accompanied by payment of all transfer taxes payable upon the issuance of the Conversion Shares to such specified person(s).

(c)           On the date of receipt by the Company of the duly completed, dated and executed Notice of Conversion, this Note and applicable transfer taxes, if any, all in accordance with Section 1(b) with respect to a conversion of any portion of this Note, the Lender (and any person(s) receiving Conversion Shares in lieu of the Lender) shall be deemed to have become the holder of record for all purposes of the Conversion Shares to which such valid conversion relates.

(d)           As soon as practicable, but not in excess of five business days, after the valid conversion of any portion of this Note, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes, but excluding the transfer taxes referred to in Section 1(b)), will cause to be issued in the name of and delivered to the Lender (and/or such other person(s) identified in the Notice of Conversion with respect to such conversion), certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Conversion Shares to which the Lender (and/or such other person(s) identified in such Notice of Conversion, shall be entitled to receive upon the conversion), such certificates to be in such reasonable denominations as Lender may request when delivering the Notice of Conversion.

(e)           If less than the entire Convertible Principal Balance of this Note is being converted, the Company shall execute and deliver to the Lender a new replacement Note (dated as of the date hereof) evidencing a face amount which is the percentage of the original Face Amount equal to the portion of the Convertible Principal Balance that has not been so converted.

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Section 2.  Conversion Price Adjustment.

(a)           If the Borrower, at any time while this Note is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                      (b)           In case of any consolidation or merger of the Borrower with or into another corporation or the conveyance of all or substantially all of the assets of the Borrower to another corporation, this Note shall thereafter be convertible (to the extent such conversion is permitted hereunder) into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this Note would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of this Note, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Note.

           Section 3.  Reservation of Stock.  The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding Face Amount of this Note and accrued and unpaid interest hereunder.  If at any time, the Company does not have available an amount of authorized but unissued Common Stock or Common Stock held in treasury necessary to satisfy any conversion of all amounts outstanding under this Note, the Company shall call and hold a special meeting of its stockholders within 30 days of the occurrence of any shortfall in authorized shares for the purpose of approving an increase in the number of shares of authorized Common Stock to an amount sufficient to enable conversion all amounts outstanding under this Note, subject in all respects to compliance with the requirements of Section 14 of the Securities Exchange Act of 1934 to which the Borrower is subject.  The Board of Directors of the Company shall recommend that stockholders vote in favor of increasing the number of authorized shares of Common Stock at any such meeting.  Each Member of the Board of Directors of the Company shall also vote all of such Director’s voting securities of the Company in favor of such increase in authorized shares.  The Borrower

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covenants that all shares of Common Stock that may be issuable upon conversion of this Note shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Note other than such as have been met or obtained. The execution, delivery and performance of this Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

           Section 4.  No Fractional Shares.  Upon a conversion hereunder, the Borrower shall not be required to issue stock certificates representing fractions of shares of Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Common Stock, as the case may be.

Section 5.  Redemption.

(a)  Mandatory Redemption.  If at any time while this Note shall be outstanding, the Company shall consummate: (i) a “going-private” transaction whereby the Common Stock shall thereafter cease to be registered under the Exchange Act; (ii) a Sale of the Company; or (iii) the closing of a financing in excess of five million dollars ($5,000,000), then the Company shall deliver a written notice to the Lender of the pending consummation of any transaction described in clauses (i)-(iii) of this Section 5 (each, a "Liquidity Event") fifteen (15) days prior thereto and shall redeem this Note immediately following the closing of a Liquidity Event by paying the applicable Redemption Price.  As used herein, "Redemption Price" shall equal the accrued but unpaid interest outstanding under this Note, plus: (i) if the effective date or closing date, as applicable, of the Liquidity Event giving rise to such repayment obligation (the “Repayment Date”) is prior to the six (6) month anniversary of the date hereof, one hundred ten percent (110%) of the Face Amount of this Note; or (ii) if the Repayment Date is on or after the six (6) month anniversary of the date hereof, one hundred fifteen percent (115%) of the Face Amount of this Note.  The Borrower shall deliver to the Lender the Redemption Price on the Repayment Date in immediately available funds.  For the purpose of clarification, after delivery of a notice of a Liquidity Event as provided for in this Section, the Lender shall continue to be entitled to effectuate conversions as contemplated under this Note until such time as the redemption under this Section is consummated.

(b)  Voluntary Prepayment.  At any time while the Note shall be outstanding, the Company may deliver a written notice of prepayment to the Lender of its intention to prepay the Note in full, or in part, fifteen (15) days prior thereto and shall redeem such portion of the Note as indicated in the notice by paying the applicable Redemption Price above.  The date of the notice in this instance is the Repayment Date.  For the purpose of clarification, after delivery of a notice of prepayment as provided for in this Section, the Lender shall continue to be entitled to

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effectuate conversions as contemplated under this Note until such time as the redemption under this Section is consummated.

           Section 6.  Transferability.  This Note and any of the rights granted hereunder are freely transferable by the Lender, in its sole discretion, subject to federal and state securities law restrictions, if any.

           Section 7.  Event of Default.

(a)           An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           Any default in the payment of the principal of, interest on or other charges in respect of this Note, as and when the same shall become due and payable (whether the Maturity Date or by acceleration or otherwise);

(ii)           The Borrower or any subsidiary shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Note or any Loan Document to which it is a party;

(iii)           The Borrower or any subsidiary shall commence, or there shall be commenced against the Borrower or any Subsidiary any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or Subsidiary or there is commenced against the Borrower or Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower or Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or Subsidiary suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or Subsidiary makes a general assignment for the benefit of creditors; or the Borrower or Subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or Subsidiary for the purpose of effecting any of the foregoing;

           (iv)           The Borrower or any subsidiary shall default in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any leasing or factoring arrangement of the Borrower, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or

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being declared due and payable prior to the date on which it would otherwise become due and payable.

(b)           Following an Event of Default, the Interest Rate shall increase to twenty percent (20%) per annum (but not exceeding the maximum rate permitted by law) immediately following such Event of Default. Upon the occurrence of an Event of Default hereunder, the entire Face Amount of this Note together with any accrued but unpaid interest shall automatically become due and payable.  The failure of the Lender to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance with respect to the Lender or any subsequent holder.  The Lender need not provide and the Borrower hereby waives any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

           Section 8.  Registration Rights.  The Lender is entitled to certain registration rights with respect to the Common Stock issuable upon conversion of this Note as set forth in the Securities Purchase Agreement.

           Section 9.  Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

           Section 10.  Governing Law; Waiver of Jury Trial.  This Note and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof.  Borrower agrees that the New York State Supreme Court located in the County of Nassau, State of New York shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Note, the Loan Documents, or otherwise relating to the parties relationship.  In any action, lawsuit or proceeding brought to enforce or interpret the provisions of this Note, the Loan Documents and/or arising out of or relating to any dispute between the parties, the Lender shall be entitled to recover all of his or its costs and expenses relating collection and enforcement of this Note (including without limitation, reasonable attorney’s fees and disbursements) in addition to any other relief to which the Lender may be entitled.

THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

Section 11.  Successors and Assigns.  Subject to applicable securities laws, this Note and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Lender.

Section 12.  Amendment.  This Note may be modified or amended or the provisions hereof waived only with the written consent of the Lender and the Company.

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Section 13.  Severability.  Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.

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IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

DIGITALPOST INTERACTIVE, INC.

By: [
Name: Mike Sawtell
Title: CEO/President

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ANNEX A

NOTICE OF CONVERSION
To Be Executed by the Lender
in Order to Convert Promissory Note

           The undersigned Lender hereby elects to convert $__________ principal (equal to $______ Face Amount less, if Conversion Date is prior to Maturity Date, $____ unamortized OID Amount, capitalized terms used as defined in the Note) and $_____ interest currently outstanding and owed under the Original Issue Discount Term Secured Convertible Promissory Note issued to Agile Opportunity Fund, LLC at a Conversion Price of $___ (the “Note”) and to purchase ___________ shares of Common Stock of DigitalPost Interactive, Inc. issuable upon conversion of such Note, and requests that certificates for such securities shall be issued in the name of:

___________________________________________________________
(please print or type name and address)

___________________________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

___________________________________________________________
please print or type name and address)

___________________________________________________________
(please insert social security or other identifying number)

Lender Name:_______________________________________________

By:________________________________________________________
      Name:
      Title:

Conversion Date:___________________________________________

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EXHIBIT B-1

DIGITALPOST INTERACTIVE, INC.
WARRANT (SERIES C)

September __, 2008

THIS WARRANT, AND ALL SHARES OF STOCK ISSUABLE UNDER THIS WARRANT, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

These are Series C Warrants issued pursuant to the Securities Purchase Agreement dated as of September __, 2008 between DigitalPost, Inc., a Nevada corporation (the “Company”) and the Investor identified below (the “Securities Purchase Agreement”).  This Warrant is entitled to certain registration rights pursuant to Section 4.2 of the Securities Purchase Agreement. The number of shares issuable upon exercise of this Warrant shall be subject to adjustment in accordance with the terms hereof.

THIS CERTIFIES THAT, for value received, AGILE OPPORTUNITY FUND, LLC (the "Investor", “Lender” or the “Holder”), or its permitted assigns is entitled, subject to the terms and conditions of this Warrant, at any time following the Effective Date and before 5:30 P.M. New York City time on the Expiration Date, to purchase from the Company, 750,000 shares of Common Stock (such shares and all other shares issued or issuable pursuant to this Warrant referred to hereinafter as "Warrant Stock"). The initial "Purchase Price" per share shall be equal to $0.123 for an aggregate Purchase Price for all Warrant Stock equal to $92,250.00.

1.           DEFINITIONS: As used in this Warrant, the following terms shall have the following respective meanings:

“Affiliate” when used with respect to any Person, shall mean (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, and (b) any executive officer or director of such Person and any executive officer, director or general partner of the other Person which controls such Person.  For the purposes of this definition, "control" (including the correlative meanings of the terms "controlling", "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Common Stock” shall mean the common stock, $.001 par value, of the Company.

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“Effective Date" shall mean the date hereof.

"Expiration Date" shall mean the fifth anniversary of the date hereof.

"Fair Market Value" of a share of Warrant Stock as of a particular date shall mean:

(a)           If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing price of the Warrant Stock on such exchange or market over the five (5) business days ending on the day immediately prior to the applicable date of valuation;

(b)           If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending on the day immediately prior to the applicable date of valuation; and

(c)           If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firms shall be paid solely by the Company.

"Holder" shall mean the Investor, its successors or assigns.

"Notes" shall mean the Notes as defined in and issued pursuant to the Securities Purchase Agreement.

"Person" shall mean any individual, corporation, partnership, limited liability company, trust or other entity or organization, including any governmental authority or political subdivision thereof.

"Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

"SEC" shall mean the United States Securities and Exchange Commission.

"Warrant" shall mean this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.           EXERCISE OF WARRANT.

2.1           Payment.  Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, from and after the Effective Date and on or before the Expiration Date by delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached

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hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, to the Company at its then principal office, and as soon as practicable after such date, surrendering:

(a)           this Warrant at the principal office of the Company, and

(b)           payment in cash, by check or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").

Notwithstanding the foregoing, in the event that the Company becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then at no time thereafter shall Holder, together with any “affiliates” of Holder (as defined in the Securities and Exchange Act of 1934, as amended) “beneficially own” (as defined in the Exchange Act) in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company.  Accordingly, in the event that the Company becomes subject to the reporting requirements under the Exchange Act, Holder may not exercise any portion of this Warrant if, as a result of such exercise, Holder (together with Holder’s affiliates) would beneficially own in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company, inclusive of shares of Common Stock beneficially owned by the Holder and acquired other than through exercise of this Warrant, without the prior written consent of the Company.

[Remainder of Page Intentionally Left Blank]

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2.2           Net Issue Exercise.  In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares of the Warrant Stock computed using the following formula:

X = Y (A-B)
 A

Where:

X = the number of shares of Warrant Stock to be issued to the Holder;

Y = the total number of shares of Warrant Stock as to which this Warrant is being exercised;

A = the Fair Market Value of one share of Warrant Stock; and

B = the Purchase Price of one share of Warrant Stock (as adjusted to the date of such calculation).

All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

The provisions in this Section 2.2 shall not be available during the effectiveness of the registration statement covering all Warrant Stock referred to in Section 4.2 of the Securities Purchase Agreement, but only so long as there does not exist any Event of Default under any of the Notes.

2.3           "Easy Sale" Exercise  In lieu of the payment methods set forth in Section 2.1 (b) above, when permitted by law and applicable regulations (including exchange, Nasdaq and NASD rules and including that all shares so issued will be deemed to be fully paid, non-assessable and properly listed or admitted for trading), the Holder may pay the Purchase Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer')), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the shares so purchased to pay for the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Purchase Price directly to the Company.  The Company does not have an “easy sale” process established with a broker-dealer; however, the Company will use its best efforts to establish such a process within six (6) months of the date of this warrant.

2.4           Stock Certificates; Fractional Shares.  As soon as practicable on or after any date of exercise of this Warrant pursuant to this Section 2, the Company shall issue and deliver to the

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Person or Persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

2.5           Partial Exercise; Effective Date of Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The Person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

           2.6           Purchase Price Adjustment.

(a)           If the Company shall effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before such subdivision shall be proportionately decreased.  If the Company shall combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased.  If the Company shall make or issue a dividend or other distribution payable in securities, then and in each such event provision shall be made so that the holder of this Warrant shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities that the holder of this Warrant would have received had this Warrant been exercised for Common Stock on the date of such event and had such holder thereafter during the period from the date of such event to and including the date of exercise of this Warrant retained such securities receivable by such holder as aforesaid during such period, giving effect to all adjustments called for during such period under this paragraph.  If the Company shall reclassify its Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), then and in each such event provision shall be made so that such holder shall receive upon exercise hereof the amount of such reclassified Common Stock that such holder would have received had this Warrant been exercised for Common Stock immediately prior to such reclassification and had such holder thereafter, during the period from the date of such event to and including the date of exercise of this Warrant, retained such reclassified Common Stock, giving effect to all adjustments called for during such period under this paragraph with respect to the rights of the holder of this Warrant.

(b)           Whenever the Purchase Price shall be adjusted as provided in this Section 2.6, the Company shall forthwith provide notice of such adjustment to the holder of this Warrant together with a statement, certified by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Purchase Price that shall be in effect after such adjustment.  Notwithstanding the foregoing, no adjustment in the Purchase Price shall be required unless such adjustment would require a change of at least 1% in such Purchase Price; provided, however, that any adjustments which by reason of this paragraph (b) are not

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required to be made shall be carried forward and taken into account in any subsequent adjustment.

                      (c)           In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable (to the extent such exercise is permitted hereunder) into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the this Warrant.

3.           VALID ISSUANCE; TAXES.  All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable; provided that the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4.           LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

5.           RESERVATION OF WARRANT STOCK . Notwithstanding anything to the contrary in this Agreement, Holder acknowledges that as of the date hereof, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the minimum required to honor conversion requests hereunder (the “Share Deficiency”).  The Company agrees to take action as soon as practicably possible to remedy the Share Deficiency.  After remedy of the Share Deficiency, the Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock, Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Warrant Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are

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charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

6.           RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Stock, as the case may be, unless either (a) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (b) the sale of such securities is made pursuant to SEC Rule 144.

7.           NOTICE.  All notices and other communications from the Company to the Holder shall be sent to the Holder at the address for such Holder set forth on the Company’s books and records.

8.           HEADINGS; SECTION REFERENCE.  The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.  All Section references herein are references, to Sections of this Warrant unless specified otherwise.

9.           LAW GOVERNING.  . This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions.  The parties agree that the New York State Supreme Court located in the County of Nassau, State of New York shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Warrant, or otherwise relating to the parties relationship.  In any action, lawsuit or proceeding brought to enforce or interpret the provisions of this Warrant and/or arising out of or relating to any dispute between the parties, the prevailing party with respect to each specific issue in a matter shall be entitled to recover all of his or its costs and expenses relating to such issue (including without limitation, reasonable attorney’s fees and disbursements) in addition to any other relief to which such party may be entitled..

10.           NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company: (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock upon exercise of this Warrant.

11.           SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the

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terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

12.           COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

13.           NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder or otherwise conflicts with the provisions hereof.

14.           SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:30 P.M. the next business day.

[Remainder of Page Intentionally Left Blank’ Signature Page Follows]

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

IN WITNESS WHEREOF, the undersigned duly authorized representative of the Company has executed this Series C Warrant as of the day and date first written above.

DIGITALPOST INTERACTIVE, INC.

By: [Missing Graphic Reference]
Name: Mike Sawtell
Title: CEO/President

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, ___ shares of Warrant Stock:

1.	Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $_______ for __________ such securities.

2.	Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of _________ of such securities, according to the following calculation:

X = Y (A-B)	( )= ( ) [( ) - ( )]
A                                       (_______)

Where:

X = the number of shares of Warrant Stock to be issued to the Holder;

Y = the total number of shares of Warrant Stock as to which this Warrant is being exercised;

A = the Fair Market Value of one share of the Warrant Stock; and

B = the Purchase Price of one share of Warrant Stock.

3.
Elects the Easy Sale Exercise option pursuant to Section 2.3 of the Warrant, and accordingly requests delivery of a net of ________ of such securities to the brokerage firm identified below and attaches the agreement of said firm to pay to the Company out of the proceeds of sale the purchase price of the Warrant Shares.

Unless Easy Sale Exercise is elected above, in which case the Warrant Shares shall be issued to the Warrant Holder’s account at said brokerage firm, please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:                                ______________________________________
Address:                      ______________________________________
Signature:                                ______________________________________
Date:                                ______________________________________

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

EXHIBIT B-2

DIGITALPOST INTERACTIVE, INC.
WARRANT (SERIES D)

September __, 2008

THIS WARRANT, AND ALL SHARES OF STOCK ISSUABLE UNDER THIS WARRANT, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

These are Series D Warrants issued pursuant to the Securities Purchase Agreement dated as of September __, 2008 between DigitalPost, Inc., a Nevada corporation (the “Company”) and the Investor identified below (the “Securities Purchase Agreement”).  This Warrant is subject to a certain Put Right pursuant to Section 4.1 of the Securities Purchase Agreement and is entitled to certain registration rights pursuant to Section 4.2 of the Securities Purchase Agreement. The number of shares issuable upon exercise of this Warrant shall be subject to adjustment in accordance with the terms hereof.

THIS CERTIFIES THAT, for value received, AGILE OPPORTUNITY FUND, LLC (the "Investor", “Lender” or the “Holder”), or its permitted assigns is entitled, subject to the terms and conditions of this Warrant, at any time following the Effective Date and before 5:30 P.M. New York City time on the Expiration Date, to purchase from the Company, 750,000 shares of Common Stock (such shares and all other shares issued or issuable pursuant to this Warrant referred to hereinafter as "Warrant Stock"). The initial "Purchase Price" per share shall be equal to $0.15 for an aggregate Purchase Price for all Warrant Stock equal to $112,500.00.

1.           DEFINITIONS: As used in this Warrant, the following terms shall have the following respective meanings:

“Affiliate” when used with respect to any Person, shall mean (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, and (b) any executive officer or director of such Person and any executive officer, director or general partner of the other Person which controls such Person.  For the purposes of this definition, "control" (including the correlative meanings of the terms "controlling", "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Common Stock” shall mean the common stock, $.001 par value, of the Company.

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

“Effective Date" shall mean the date hereof.

"Expiration Date" shall mean the fifth anniversary of the date hereof.

"Fair Market Value" of a share of Warrant Stock as of a particular date shall mean:

(a)           If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing price of the Warrant Stock on such exchange or market over the five (5) business days ending on the day immediately prior to the applicable date of valuation;

(b)           If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending on the day immediately prior to the applicable date of valuation; and

(c)           If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firms shall be paid solely by the Company.

"Holder" shall mean the Investor, its successors or assigns.

"Notes" shall mean the Notes as defined in and issued pursuant to the Securities Purchase Agreement.

"Person" shall mean any individual, corporation, partnership, limited liability company, trust or other entity or organization, including any governmental authority or political subdivision thereof.

"Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

"SEC" shall mean the United States Securities and Exchange Commission.

"Warrant" shall mean this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.           EXERCISE OF WARRANT.

2.1           Payment.  Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, from and after the Effective Date and on or before the Expiration Date by delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, to the Company at its then principal office, and as soon as practicable after such date, surrendering:

(a)           this Warrant at the principal office of the Company, and

(b)           payment in cash, by check or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").

Notwithstanding the foregoing, in the event that the Company becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then at no time thereafter shall Holder, together with any “affiliates” of Holder (as defined in the Securities and Exchange Act of 1934, as amended) “beneficially own” (as defined in the Exchange Act) in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company.  Accordingly, in the event that the Company becomes subject to the reporting requirements under the Exchange Act, Holder may not exercise any portion of this Warrant if, as a result of such exercise, Holder (together with Holder’s affiliates) would beneficially own in excess of Four and 99/100 percent (4.99%) of the outstanding shares of Common Stock of the Company, inclusive of shares of Common Stock beneficially owned by the Holder and acquired other than through exercise of this Warrant, without the prior written consent of the Company.

[Remainder of Page Intentionally Left Blank]

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

2.2           Net Issue Exercise.  In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares of the Warrant Stock computed using the following formula:

X = Y (A-B)
 A

Where:

X = the number of shares of Warrant Stock to be issued to the Holder;

Y = the total number of shares of Warrant Stock as to which this Warrant is being exercised;

A = the Fair Market Value of one share of Warrant Stock; and

B = the Purchase Price of one share of Warrant Stock (as adjusted to the date of such calculation).

All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

The provisions in this Section 2.2 shall not be available during the effectiveness of the registration statement covering all Warrant Stock referred to in Section 4.2 of the Securities Purchase Agreement, but only so long as there does not exist any Event of Default under any of the Notes.

2.3           "Easy Sale" Exercise  In lieu of the payment methods set forth in Section 2.1 (b) above, when permitted by law and applicable regulations (including exchange, Nasdaq and NASD rules and including that all shares so issued will be deemed to be fully paid, non-assessable and properly listed or admitted for trading), the Holder may pay the Purchase Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer')), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the shares so purchased to pay for the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Purchase Price directly to the Company.  The Company does not have an “easy sale” process established with a broker-dealer; however, the Company will use its best efforts to establish such a process within six (6) months of the date of this warrant.

2.4           Stock Certificates; Fractional Shares.  As soon as practicable on or after any date of exercise of this Warrant pursuant to this Section 2, the Company shall issue and deliver to the

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

Person or Persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

2.5           Partial Exercise; Effective Date of Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The Person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

           2.6           Purchase Price Adjustment.

(a)           If the Company shall effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before such subdivision shall be proportionately decreased.  If the Company shall combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased.  If the Company shall make or issue a dividend or other distribution payable in securities, then and in each such event provision shall be made so that the holder of this Warrant shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities that the holder of this Warrant would have received had this Warrant been exercised for Common Stock on the date of such event and had such holder thereafter during the period from the date of such event to and including the date of exercise of this Warrant retained such securities receivable by such holder as aforesaid during such period, giving effect to all adjustments called for during such period under this paragraph.  If the Company shall reclassify its Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), then and in each such event provision shall be made so that such holder shall receive upon exercise hereof the amount of such reclassified Common Stock that such holder would have received had this Warrant been exercised for Common Stock immediately prior to such reclassification and had such holder thereafter, during the period from the date of such event to and including the date of exercise of this Warrant, retained such reclassified Common Stock, giving effect to all adjustments called for during such period under this paragraph with respect to the rights of the holder of this Warrant.

(b)           Whenever the Purchase Price shall be adjusted as provided in this Section 2.6, the Company shall forthwith provide notice of such adjustment to the holder of this Warrant together with a statement, certified by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Purchase Price that shall be in effect after such adjustment.  Notwithstanding the foregoing, no adjustment in the Purchase Price shall be required unless such adjustment would require a change of at least 1% in such Purchase Price; provided, however, that any adjustments which by reason of this paragraph (b) are not

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

required to be made shall be carried forward and taken into account in any subsequent adjustment.

                      (c)           In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable (to the extent such exercise is permitted hereunder) into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the this Warrant.

3.           VALID ISSUANCE; TAXES.  All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable; provided that the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4.           LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

5.           RESERVATION OF WARRANT STOCK . Notwithstanding anything to the contrary in this Agreement, Holder acknowledges that as of the date hereof, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the minimum required to honor conversion requests hereunder (the “Share Deficiency”).  The Company agrees to take action as soon as practicably possible to remedy the Share Deficiency.  After remedy of the Share Deficiency, the Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock, Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Warrant Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

6.           RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Stock, as the case may be, unless either (a) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (b) the sale of such securities is made pursuant to SEC Rule 144.

7.           NOTICE.  All notices and other communications from the Company to the Holder shall be sent to the Holder at the address for such Holder set forth on the Company’s books and records.

8.           HEADINGS; SECTION REFERENCE.  The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.  All Section references herein are references, to Sections of this Warrant unless specified otherwise.

9.           LAW GOVERNING.  . This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions.  The parties agree that the New York State Supreme Court located in the County of Nassau, State of New York shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Warrant, or otherwise relating to the parties relationship.  In any action, lawsuit or proceeding brought to enforce or interpret the provisions of this Warrant and/or arising out of or relating to any dispute between the parties, the prevailing party with respect to each specific issue in a matter shall be entitled to recover all of his or its costs and expenses relating to such issue (including without limitation, reasonable attorney’s fees and disbursements) in addition to any other relief to which such party may be entitled..

10.           NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company: (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock upon exercise of this Warrant.

11.           SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

12.           COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

13.           NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder or otherwise conflicts with the provisions hereof.

14.           SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:30 P.M. the next business day.

[Remainder of Page Intentionally Left Blank’ Signature Page Follows]

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

IN WITNESS WHEREOF, the undersigned duly authorized representative of the Company has executed this Series D Warrant as of the day and date first written above.

DIGITALPOST INTERACTIVE, INC.

By:
Name: Mike Sawtell
Title: CEO/President

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, ___ shares of Warrant Stock:

4.	Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $_______ for __________ such securities.

5.	Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of _________ of such securities, according to the following calculation:

X = Y (A-B)	( )= ( ) [( ) - ( )]
A                                       (_______)

Where:

X = the number of shares of Warrant Stock to be issued to the Holder;

Y = the total number of shares of Warrant Stock as to which this Warrant is being exercised;

A = the Fair Market Value of one share of the Warrant Stock; and

B = the Purchase Price of one share of Warrant Stock.

6.
Elects the Easy Sale Exercise option pursuant to Section 2.3 of the Warrant, and accordingly requests delivery of a net of ________ of such securities to the brokerage firm identified below and attaches the agreement of said firm to pay to the Company out of the proceeds of sale the purchase price of the Warrant Shares.

Unless Easy Sale Exercise is elected above, in which case the Warrant Shares shall be issued to the Warrant Holder’s account at said brokerage firm, please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:                                ______________________________________
Address:                      ______________________________________
Signature:                                ______________________________________
Date:                                ______________________________________

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

EXHIBIT C
AMENDMENT TO SECURITY AGREEMENT

This Amendment to Security Agreement (this “Amendment”), dated as of September __, 2008, is by and between (i) DigitalPost Interactive, Inc., a Nevada corporation (the “Debtor”), and (ii) Agile Opportunity Fund, LLC, a Delaware limited liability company (“Agile”), and other secured parties that may hereafter become a party hereto (collectively with Agile, the “Secured Parties”).

Background

1.
On May 30, 2008, the Debtor entered into a Security Agreement with the Secured Parties (the “Security Agreement”) granting the Secured Parties a first priority security interest in the Collateral (as therein defined and described) securing certain Original Issue Discount Term Promissory Notes (the “Original Notes”) purchased or to be purchased by the Secured Parties from the Debtor pursuant to a Securities Purchase Agreement between the Debtor and the Secured Parties dated as of the date of the Security Agreement (the “Original Securities Purchase Agreement”).

2.
Agile has purchased from the Debtor an additional Original Issue Discount Term Promissory Note (the “Follow-on Note”) in the face amount of $180,000.00, pursuant to an additional Securities Purchase Agreement between the Debtor and Agile dated as of the date hereof (the “Follow-on Securities Purchase Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Follow-on Securities Purchase Agreement.

3.
To induce Agile to purchase the Follow-on Note, the Debtor has agreed to extend the first priority security interest in the Collateral granted to the Secured Parties pursuant to the Security Agreement to secure repayment of the Follow-On Note as herein set forth.

N O W, T H E R E F O R E,

In consideration of the promises and the mutual covenants and agreements herein set forth, and in order to induce Agile to purchase the Note, the Debtor hereby agrees with the Secured Parties as follows:

Section 1.                      Amendment of Security Agreement.  The Security Agreement is hereby amended by (i) amending the definition of the term “Obligations” contained in Section 6 thereof to include collectively all obligations of the Debtor to the Secured Parties under the Original Notes and the Follow-on Note, whether now existing or hereafter arising and whether for principal, interest, costs, fees or otherwise (collectively, the “Obligations”) and (ii) amending Section 20 thereof (Termination) such that the reference therein to the “Notes” shall include and extend to the Follow-on Note.

Section 2.                               Representations and Warranties; Covenants.  The Debtor hereby represents and warrants that all representations and warranties in the Security Agreement were true and correct when made and are true and correct as of the date hereof as if they were made on and as of the date hereof and that the Debtor has properly complied and continues to comply with all covenants of the Debtor made in the Security Agreement.

Section 3.                               Governing Law; Jurisdiction.  This Security Agreement Amendment shall be governed by the laws of the State of New York, without giving effect to such jurisdiction’s principles of conflict of laws, except to the extent that the validity or the perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.  Each of the parties hereto submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in federal or state courts located within Nassau or Suffolk Counties in the State of New York.

Section 4.                               Counterparts.  This Security Agreement Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}

IN WITNESS WHEREOF, the parties hereto, by their duly authorized agents, have executed this Amendment to Security Agreement as of the date set forth above.

DIGITALPOST INTERACTIVE, INC.

By:
Name: Mike Sawtell
Title: CEO/President

AGILE OPPORTUNITY FUND, LLC
By: AGILE INVESTMENTS, LLC, Managing Member

By:___________________________________________
     Name: David I. Propis
 Title:  Managing Member

{Securities Purchase Agreement (DigitalPost Follow-On) / 00134139.DOC /}